UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  |_|

Filed by a Party other than the Registrant |X|

Check the appropriate box:

| X|  Preliminary Proxy Statement

|_|  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

| _|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12

MYERS INDUSTRIES, INC.

-----------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

GAMCO ASSET MANAGEMENT INC.
MARIO J. GABELLI
RICHARD L. BREADY
ROBERT S. PRATHER, JR.

-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
-----------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.
      (1) Title of each class of securities to which transaction applies:

      -----------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

      -----------------------------------------------------------------

      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -----------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

      -----------------------------------------------------------------

      (5) Total fee paid:

      -----------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      -----------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

      -----------------------------------------------------------------

      (3)  Filing Party:

      -----------------------------------------------------------------

      (4)  Date Filed:

      -----------------------------------------------------------------

PRELIMINARY PROXY STATEMENT OF GAMCO ASSET MANAGEMENT INC.

____________________________________________

ANNUAL MEETING OF SHAREHOLDERS OF MYERS INDUSTRIES, INC.

-----------------------------------------------------------------------

To Our Fellow Myers Industries, Inc. Shareholders:

This proxy statement and the enclosed BLUE proxy card are being furnished to shareholders of Myers Industries, Inc. (“Myers” or the “Company”) in connection with the solicitation of proxies by GAMCO Asset Management Inc. (“GAMCO” or “we”) and the other participants identified below to be used at the 2012 Annual Meeting of Shareholders of Myers, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “2012 Annual Meeting”).  The 2012 Annual Meeting is scheduled to be held at 9:00 A.M. Eastern time on Friday, April 27, 2012, at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301. This proxy statement and the BLUE proxy card are first being furnished to shareholders on or about March __, 2012.  The participants in this proxy solicitation are GAMCO, the Nominees (as defined below), and Mario J. Gabelli (the “Participants”).

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:  Our proxy materials are available on the following website: www.gproxyonline.com.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

We are soliciting your proxy for the 2012 Annual Meeting in support of the following proposals:

Proposal No. 1 -

•	To elect Richard L. Bready and Robert S. Prather, Jr. (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company; and

Proposal No. 2 -

•	To ratify the Board’s appointment of Ernst & Young LLP (the “Accountants”) as the independent registered public accounting firm for the Company for fiscal 2012.

The Company’s proxy statement addresses the following additional item to be voted on at the Annual Meeting.

Proposal No. 3 –

•
A non-binding advisory vote on executive compensation (“say-on-pay”).   This advisory vote on executive compensation is not binding on the Company’ Board of Directors, however, the  Board has stated that the Compensation Committee of the Board will take into account the outcome of the vote when considering future compensation arrangements for the named executive officers.

We recommend a vote against the following resolution proposed by the Board:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables, and narrative discussion is hereby APPROVED.”

We recommend that you vote against the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers.

GAMCO intends to vote its common stock FOR the election of its Nominees. By voting on the BLUE proxy card, a shareholder will be voting for the two GAMCO Nominees only.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  There also is no assurance that the Myers’ nominees for election to the Board will serve if elected with any of GAMCO’s nominees.

GAMCO recommends that you vote FOR the ratification of the Board’s appointment of the Accountants as the independent registered public accounting firm for the Company for fiscal 2012; and AGAINST the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers.

Myers has disclosed that the record date for determining shareholders entitled to notice of and to vote at the 2012 Annual Meeting is March 5, 2012 (the “Record Date”).  Shareholders of record at the close of business on the Record Date will be entitled to vote at the 2012 Annual Meeting.  The Company has disclosed that on March 5, 2012, there were 33,455,531 shares of Common Stock outstanding, without par value (“Common Stock” or “Shares”).  Each Share has one vote, and there is no cumulative voting.

GAMCO beneficially owns, on behalf of its clients, 3,624,548 Shares, representing 10.83% of the Company’s outstanding Common Stock.  Affiliates of GAMCO beneficially own on behalf of their investment advisory clients, an additional 1,699,523 Shares, representing 5.08% of the Company’s outstanding Common Stock.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL MYERS SHAREHOLDERS.  WE BELIEVE THAT ELECTING THEM TO THE BOARD WILL HAVE A POSITIVE EFFECT ON THE FUTURE OF MYERS.  ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR OUR NOMINEES.

HOW TO VOTE YOUR SHARES

As explained in the detailed instructions on your BLUE proxy card, there are two ways you may vote.  You may:

1.	SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. WE RECOMMEND THAT YOU VOTE ON THE BLUE PROXY CARD EVEN IF YOU PLAN TO ATTEND THE 2012 ANNUAL MEETING;

2.
Vote in person by attending the 2012 Annual Meeting.  Written ballots will be distributed to shareholders who wish to vote in person at the 2012 Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY.  IF YOU DO SIGN A PROXY CARD SENT TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY SIGNING AND RETURNING A LATER-DATED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE ON YOUR BLUE PROXY CARD).

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

IF  YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

All of the known proposals of the Company are included on the BLUE proxy card.  A proxy card that is returned to GAMCO will be voted as you indicate on it.  If a proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of each of the Nominees; FOR the ratification of the Board’s appointment of the Accountants as the independent registered public accounting firm of the Company for fiscal 2012;  and AGAINST the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers.    In addition, a BLUE proxy card will be voted in the proxy holder’s discretion with respect to such other matters as may properly come before the meeting.

BACKGROUND TO THE SOLICITATION

GAMCO has been a major shareholder of the Common Stock of Myers on behalf of our clients for many years and is the beneficial owner on behalf of our clients of 3,624,548 Shares, or 10.83% of the outstanding Common Stock.  GAMCO’s affiliates are the beneficial owners, on behalf of their clients, of an additional 1,699,523 Shares of the Company’s Common Stock, representing 5.08% of the outstanding Common Stock.

We have proposed Richard L. Bready and Robert S. Prather, Jr. for election this year to the Company’s Board of Directors.  GAMCO and its affiliates have followed Myers through our research for over three decades.  We believe the Company would benefit from the fresh perspective that these Nominees would provide, and we ask you to vote with us.

GAMCO believes that the existing board and management would be well served by the independent voices of our Nominees providing a clearer strategic vision for the Company so that the intrinsic value of the Company could better be reflected in the market price of the shares. In GAMCO’s opinion, shareholders have suffered due, at least in part, to a lack of corporate direction and, in our view, a misallocation of capital.  The Nominees do not have specific plans for the Company.  The Nominees may recommend to the full Board that management provide to the Board a strategic business plan and analysis regarding the allocation of capital.  However, while our Nominees may make such a recommendation, there can be no assurance that the full Board will follow the recommendation of our Nominees.

GAMCO advised the Company of its intention to nominate directors for the Company in a letter to the Company dated February 15, 2012.  In that letter, which also was attached as an Exhibit to a Schedule 13D Amendment filed by GAMCO with the SEC on February 15, 2012, GAMCO advised the Company of its recommendation of Richard L. Bready and Robert S. Prather, Jr. as nominees for election as directors at the Company’s 2012 Annual Meeting.

Last year, GAMCO proposed Mr. Prather, along with one other, for election to the Board of Myers.  Although Mr. Prather did not receive the number of votes required to be elected a Director of the Company, he did receive a total of 7,889,301 votes, representing more than 20% of the votes cast.

PROPOSAL 1: ELECTION OF DIRECTORS

Nine directors are to be elected to the Board at the 2012 Annual Meeting.  We recommend that the shareholders elect Richard L. Bready and Robert S. Prather, Jr. as directors of the Company at the 2012 Annual Meeting.  By voting on the BLUE proxy card, a shareholder will be voting for the two GAMCO Nominees only. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company.   There also is no assurance that the Myers’ nominees for election to the Board will serve if elected with any of GAMCO’s nominees.  The Participants intend to vote all of their Shares in favor of their nominees, Mr. Bready and Mr. Prather, and will not vote their Shares in favor of any of the Company’s nominees.

Each of our Nominees has consented to being named as a Nominee and to serving as a director if elected.  GAMCO believes that if elected, each of our Nominees will be considered an independent director.

GAMCO believes good corporate governance requires that the Board be comprised of independent-minded directors, not tied to management, who bring a diverse set of relevant skills and experience to their board service.  Accordingly, GAMCO proposes two Nominees who we believe have the independence from management, and the experience required to improve oversight in this Company.  Each of the Nominees has an extensive, successful business background with significant leadership experience.  Together, our Nominees have significant experience with both the financial and operational aspects of businesses, and we believe will be able to provide guidance and oversight to management to help the Company re-focus its efforts and increase shareholder value.

Mr. Richard L. Bready retired in July 2011, as Chairman and Chief Executive Officer of  Nortek, Inc., a manufacturer and distributor of building products for residential and commercial applications, positions he held since December 1990. He joined Nortek, Inc. in 1975 as Treasurer, was elected a director in 1976 and was appointed Executive Vice President and Chief Operating Officer in 1979. Prior to joining Nortek, Inc., Mr. Bready was an independent financial consultant and an audit manager with a major public accounting firm. He has been a director of GAMCO Investors, Inc., the public company that is parent of GAMCO, since 2006. He serves on the Board of Directors/Trustees of Professional Facilities Management, Inc., Newport International Film Festival, Providence Performing Arts Center, Rhode Island Public Expenditure Council (RIPEC), the National Conference of Christians and Jews, the YMCA of Greater Providence, Saint Anselm College, Johnson & Wales University, Chairman of Roger Williams University and is a Trustee Emeritus of Trinity Repertory Company. Mr. Bready has also served as a director of the Bank RI since 2007 and Bancorp Rhode Island, Inc. since 2007 and is on the Advisory Board of Sterling Investment Partners. He is a Corporation Member and serves on the National Council, Alumni Executive Forum and Audit Committee of Northeastern University. Mr. Bready is a Corporation Member of Rhode Island Hospital.  Nortek, Inc. filed for a prepackaged bankruptcy on October 21, 2009 and emerged from bankruptcy on December 17, 2009.  GAMCO believes that Mr. Bready’s 20+ years of senior level management experience at a manufacturing and sales corporation, along with his extensive experience as an independent-minded director will be of great value to Myers.

Mr. Robert S. Prather, Jr. has been the President and Chief Operating Officer of Gray Television, Inc., a television broadcast company, since September 2002. He was an Executive Vice President of Gray Television from 1996 until September 2002.  He is also a director of Gray Television, Inc.  Mr. Prather has served as Chairman of the Board at Southern Community Newspapers, Inc., a publishing and communication company, since December 2005. He has served on the Board of Directors of Draper Holdings Business Trust since 2008. In 2009, GAMCO proposed Mr. Prather for nomination to the Board of Directors of Gaylord Entertainment Company.  The Board of Gaylord nominated Mr. Prather, and he now serves on the Gaylord Board.  Since 2004, Mr. Prather also has been a member of the Board of Directors of GAMCO Investors, Inc., the public company that is the parent of GAMCO.  Mr. Prather received a Bachelor of Science in Industrial Management from Georgia Tech and a Master of Science in Industrial Management from Georgia Tech. He also attended graduate executive programs at Harvard University. GAMCO believes that Mr. Prather’s demonstrated managerial and leadership capabilities will be of great value to Myers.

GAMCO believes that these two individuals possess a combination of leadership skills, proven experience in the stewardship of industrial and other public companies, and a focus on enhancing shareholder value.

The Participants are unaware of any conflicts of interest that may arise from the Nominees’ service on the Boards of Director of any or all of these companies.  Each of the Nominees similarly believes that he will have sufficient time and energy to devote to the Myers Board of Directors without impairment from conflicts of interest.

Our Nominees are not receiving any compensation from GAMCO for their services with respect to the Company during the period from their agreeing to be Nominees until the 2012 Annual Meeting.  If elected, our Nominees will receive no compensation from GAMCO, but will be entitled to such compensation from the Company as is consistent with the Company’s past practices for services of non-employee directors.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

BIOGRAPHICAL INFORMATION

Background information about our Nominees, including the present principal occupation or employment and material occupations, positions and offices or employment for the past five years of each Nominee, is set forth below.

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships
Richard L. Bready 280 Irving Avenue Providence, RI 02906	67
Mr. Bready retired in July 2011 where he had been Chairman and Chief Executive Officer of Nortek, Inc., a manufacturer and distributor of building products for residential and commercial applications, since December 1990. He joined Nortek, Inc. in 1975 as Treasurer, was elected a director in 1976 and was appointed Executive Vice President and Chief Operating Officer in 1979. Mr. Bready serves as director of  Professional Facilities Management, Inc., Newport International Film Festival, Providence Performing Arts Center, Rhode Island Public Expenditure Council (RIPEC), the National Conference of Christians and Jews, the YMCA of Greater Providence, Saint Anselm College, Johnson & Wales University, Roger Williams University, Trinity Repertory Company, GAMCO Investors, Inc., Bank RI, Bancorp Rhode Island, Inc., Sterling Investment Partners,  Northeastern University and Rhode Island Hospital.

Robert S. Prather, Jr. 4370 Peachtree Road, NE Atlanta, GA 30319	67
Mr. Prather has served as President and Chief Operating Officer of Gray Television, Inc. since September 2002. He was Executive Vice President of Gray Television from 1996 until September 2002. Mr. Prather has served as Chairman of the Board at Southern Community Newspapers, Inc. since December 2005.  He serves as a director of Gray Television, Inc., Draper Holdings Business Trust, Gaylord Entertainment Company, and GAMCO Investors, Inc.

GAMCO and its affiliates are beneficial owners, on behalf of their investment advisory clients, of less than 1% of Nortek, Inc., for which Mr. Bready served as Chairman and Chief Executive Officer, 4.16% of the common stock of Gray Television, Inc., 1.80% of the Class A common stock of Gray Television, Inc., and 13.31% of the common stock of Gaylord Entertainment Company, for which Mr. Prather serves as a director. Mr. Bready and Mr. Prather are directors of GAMCO Investors, Inc.  Mr. Gabelli serves as the Chairman and Chief Executive Officer and is the controlling shareholder of GAMCO Investors, Inc.

GAMCO’S RECOMMENDATIONS

The Participants are soliciting proxies to vote TO ELECT Richard L. Bready and Robert S. Prather, Jr. to the Board of Directors of the Company.   By voting on the BLUE proxy card, a shareholder will be voting for the two GAMCO Nominees only.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  There also is no assurance that the Myers’ nominees for election to the Board will serve if elected with any of GAMCO’s nominees.

GAMCO recommends a vote FOR the ratification of the Board’s appointment of the Accountants as the Company’s independent registered public accounting firm.

GAMCO recommends a vote AGAINST the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers.

Other than these proposals in this proxy statement, GAMCO is not aware of any proposal to be brought before the 2012 Annual Meeting.  However, should other proposals be brought before the 2012 Annual Meeting, the persons named as proxies in the enclosed proxy card will vote on such matters in their discretion.

YOU ARE URGED TO VOTE TO ELECT EACH OF GAMCO’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

INFORMATION ABOUT THE PARTICIPANTS

This proxy solicitation is being conducted by GAMCO, which is an SEC-registered investment adviser to institutional and high net worth clients.  GAMCO is the beneficial owner of approximately 10.83% of the outstanding Common Stock of Myers.   Mr. Gabelli is the Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios, of GAMCO Investors, Inc., the parent company of GAMCO.  Affiliates of GAMCO are the beneficial owners of an additional 5.08% of the Company’s outstanding Common Stock.    The percentages used herein are based upon 33,455,531 Shares of Common Stock reported as outstanding as of the Record Date by the Company in its proxy statement.  The relationships and ownership discussed below are only in respect to beneficial ownership of the Common Stock.

The principal business address of GAMCO is One Corporate Center, Rye, NY 10580.

NOMINEES

Please see Biographical Information above for information about the Nominees.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows the beneficial ownership of Myers Common Stock by the Participants.   Except as described below, each of the parties in the table directly owns and has voting power and dispositive power with regard to the number of Shares of Common Stock beneficially owned.  Please see Annex A for additional information about the Participants’ purchases and sales of Common Stock during the last two years.

ENTITY                                                               NUMBER OF                                                          PERCENT OF
SHARES                                                             OUTSTANDING
BENEFICIALLY OWNED                                             COMMON SHARES

GAMCO                                                                3,624,548*                                                              10.83%
Richard L. Bready                                                              0                                                                        0%
Robert S. Prather, Jr.                                                          0                                                                        0%
Mario J. Gabelli **                                               5,324,071                                                                     15.91%

*           GAMCO has dispositive power with respect to all of these Shares, and voting power with respect to 3,488,548 Shares, representing approximately 10.43% of the Company’s outstanding Common Stock.  GAMCO’s affiliates have dispositive and voting power over an additional 1,699,523 Shares, representing 5.08% of the Company’s outstanding Common Stock.

**           Mr. Gabelli may be deemed to be the beneficial owner of all of the Common Stock held by GAMCO and its affiliates.

NOMINEE AGREEMENTS

There are no arrangements or understandings between the Participants and any of the Nominees or other persons pursuant to which the Nominees are being recommended by GAMCO.

INTERESTS OF THE PARTICIPANTS

The Participants and the Nominees each has an interest in the election of directors at the 2012 Annual Meeting as applicable: (i) indirectly through the beneficial ownership (if any) of Common Stock and/or (ii) indirectly through his nomination as director.

Other than as disclosed in this proxy statement, there are no other arrangements or understandings between the Participants and any Nominee or any other person or persons with respect to the nomination of the Nominees.

Other than as disclosed in this proxy statement, to the best of their knowledge and belief, none of the Participants, nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

▪
Is, nor was within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

▪	Has had any relationship with the Company in any capacity other than as a shareholder that would require disclosure herein;

▪	Has an agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

▪
Has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or have any material interest, direct or indirect, in any transaction that has occurred since January 1, 2011 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party; or

▪	Is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

GAMCO has filed with the SEC statements on Schedule 13D, which contain information in addition to that furnished herein.  The Schedule 13D, including any amendments thereto, may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a website on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

OTHER MATTERS

In accordance with federal securities laws, GAMCO has omitted from this proxy statement certain disclosures that are included in the Company’s proxy statement. These disclosures include additional information regarding Proposals 2, and 3, as well as, among other things, information regarding: (1) securities ownership of certain beneficial owners and management; (2) meetings and committees of the Board; (3) biographical and other information relating to the Company’s nominees for the Board; (4) the compensation and remuneration paid and payable to the Company’s directors and management; (5) voting procedures, including the share vote required for approval or election at the 2012 Annual Meeting; (6) the submission of shareholder proposals at the Company’s next annual meeting of shareholders; and (7) information regarding fees and services of the Company’s independent auditors. GAMCO has no knowledge of the accuracy or completeness of the Company’s disclosures in its proxy materials.

VOTING AND PROXY PROCEDURES

The enclosed BLUE proxy card may be executed only by holders of record of Shares on the record date.  If you were a shareholder of record on the record date, you will retain your voting rights at the 2012 Annual Meeting even if you sell your Shares after the record date. Accordingly, it is important that you vote the Shares held by you on the record date, or grant a proxy to vote your Shares on the BLUE proxy card, even if you sell your Shares after the record date. The Shares represented by each BLUE proxy card that is properly executed and returned to GAMCO will be voted at the 2012 Annual Meeting in accordance with the instructions marked thereon. If you have signed the BLUE proxy card and no marking is made, you will be deemed to have given a direction to vote all of the Shares represented by the BLUE proxy card FOR the election of all of our Nominees; FOR the ratification of the Board’s appointment of the Accountants as the Company’s independent registered public accounting firm; and AGAINST the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers.  In addition, a proxy card will be voted in the proxy holders’ discretion with respect to such other matters as may properly come before the meeting.

               If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card representing your Shares to be signed and returned. GAMCO urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to GAMCO, One Corporate Center, Rye, NY 10580, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

REVOCATION OF PROXIES

Any shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2012 Annual Meeting by:

          o    submitting a properly executed, subsequently dated BLUE proxy card (including a  telephone vote) that will revoke all prior proxy cards, including any WHITE proxy cards which solicit a proxy in favor of all of the incumbent directors;

o attending the 2012 Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the 2012 Annual Meeting will not in and of itself constitute revocation of a proxy);

          o    following the voting instructions on the BLUE proxy card or the voting instructions provided by your broker, bank or other holder of record to properly submit a vote by  telephone; which will revoke all prior proxy cards, including any WHITE proxy cards; or

          o    delivering written notice of revocation either to GAMCO, One Corporate Center, Rye, NY 10580, or the Corporate Secretary of Myers at 1293 South Main Street, Akron, Ohio 44301, or any other address provided by the Company.

Although a revocation is effective if delivered to the Company, GAMCO requests that either the original or a copy of any revocation be mailed to GAMCO, One Corporate Center, Rye, NY 10580, so that GAMCO will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors set forth herein have been received.  GAMCO may contact shareholders who have revoked their proxies.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO THE COMPANY, GAMCO URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE BLUE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED, (3) ATTENDING THE 2012 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY.

QUORUM AND VOTING

Please refer to the Company’s proxy statement for the 2012 Annual Meeting for the number of Shares outstanding and entitled to vote at the 2012 Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to vote at the 2012 Annual Meeting.  Each Common Share has one vote.   The presence, in person or by proxy, of holders of Shares representing a majority of the outstanding Shares eligible to vote at the 2012 Annual Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2012 Annual Meeting.  Assuming a quorum is present or otherwise represented at the 2012 Annual Meeting, the nine nominees receiving the highest number of votes cast will be elected.

Votes Required.

•  With respect to Proposal No. 1, to elect the two GAMCO Nominees.  If a quorum is present at the Annual Meeting, the nine nominees for election as directors who receive the greatest number of votes cast will be elected as directors. Abstentions and broker non-votes will not affect the outcome of the election of directors.  By voting on the BLUE proxy card, a shareholder will be voting FOR the two GAMCO Nominees only. The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  There also is no assurance that the Myers’ nominees for election to the Board will serve if elected with any of GAMCO’s nominees.

•  Proposal No. 2, to ratify the appointment of the independent registered public accounting firm, is a non-binding proposal, but its approval requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.  Abstentions, broker non-votes, or a failure by those present in person or by proxy to vote will act as a vote “AGAINST” Proposal No. 2.  Even if the selection is ratified, the Audit Committee and the Board of the Company, in their discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

• Proposal No. 3 is a non-binding advisory vote to approve the Company’s executive compensation, and  its approval requires the affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual Meeting.  Abstentions, broker non-votes, or a failure by those present in person or by proxy to vote will act as a vote “AGAINST” Proposal No. 3.

YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE TO VOTE FOR THE ELECTION OF GAMCO’s NOMINEES SET FORTH IN THIS PROXY STATEMENT.

COST AND METHOD OF SOLICITATION

It is anticipated that the Participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this proxy statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of shareholders will not exceed $25,000.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO will seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

CERTAIN INFORMATION ABOUT THE COMPANY

Myers is an Ohio Corporation with its registered office and principal executive office located at 1293 South Main Street, Akron, Ohio 44301.  The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the SEC’s website (http://www.sec.gov).

Dated:  ____, 2012

ANNEX A

TWO YEAR TRANSACTION HISTORY OF PARTICIPANTS

The following table sets forth all transactions in securities of the Company effected during the past two years by the Participants.  In the case of GAMCO, these transactions were made on behalf of GAMCO’s investment advisory clients, in the open market, with assets of clients for whom GAMCO provides investment advisory services. The Shares are held in cash accounts in the ordinary course of business, and no part of the purchase price or market value of such Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

  Trade Date   Amount Purchased/Sold   Price per Share ($)
      ------------           ----------------------            -------------------

GAMCO
3/1/2010	500		9.44000
3/1/2010	3,000		9.46200
3/1/2010	500		9.52350
3/1/2010	600	-	9.34987
3/2/2010	1,000		9.63980
3/2/2010	2,000		9.72950
3/2/2010	5,000		9.75560
3/2/2010	4,000		9.83910
3/3/2010	6,000		9.97880
3/4/2010	2,000		9.98080
3/4/2010	5,000		9.98080
3/5/2010	3,000		9.99380
3/5/2010	2,000		9.95000
3/5/2010	1,000	-	9.94587
3/5/2010	1,000		9.96000
3/5/2010	1,000		10.05750
3/5/2010	3,000		9.99380
3/12/2010	10,000		10.23860
3/15/2010	1,000		10.20000
3/15/2010	500		10.20000
3/15/2010	2,600		10.13040
3/15/2010	500		10.20000
3/16/2010	2,000		10.24960
3/17/2010	5,000		10.55580
3/17/2010	500	-	10.49986
3/17/2010	1,000	-	10.49386
3/23/2010	300		10.55000
3/25/2010	1,000		10.77800
3/25/2010	2,000		10.78500
3/25/2010	1,700		10.55000
3/26/2010	300		10.40000
4/1/2010	700		10.40000
4/5/2010	1,000		10.52000
4/6/2010	2,000	-	10.63732
4/8/2010	2,000		10.72830
4/9/2010	5,000		10.71400
4/15/2010	300		10.75000
4/16/2010	500	-	10.65980
4/20/2010	3,000	-	10.83362
4/23/2010	2,000		11.23690
4/23/2010	3,000		11.20050
4/23/2010	5,000	-	11.00001
4/23/2010	300		11.26480
4/23/2010	5,200		11.20050
4/23/2010	600		11.20050
4/23/2010	600		11.20050
4/23/2010	1,000		11.20050
4/23/2010	500		11.20050
4/23/2010	1,500		11.20050
4/23/2010	600		11.20050
4/23/2010	500		11.20050
4/23/2010	300		11.20050
4/23/2010	300		11.26480
4/23/2010	700		11.20050
4/23/2010	564		11.29239
4/23/2010	600		11.29240
4/23/2010	300		11.20050
4/23/2010	500		11.20050
4/23/2010	1,500		11.20050
4/26/2010	7,800		11.46820
4/26/2010	2,000		11.47380
4/26/2010	1,200		11.46820
4/26/2010	800		11.55000
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	600		11.44700
4/26/2010	400		11.44700
4/26/2010	600		11.44700
4/26/2010	200		11.44700
4/26/2010	600		11.44700
4/26/2010	436		11.44700
4/26/2010	2,000		11.46820
4/27/2010	2,000		11.09200
4/27/2010	500		11.15000
4/27/2010	600		11.12990
4/27/2010	600		11.11990
4/27/2010	300		11.10740
4/27/2010	300		11.10820
4/27/2010	600		11.10990
4/27/2010	600		11.10990
4/29/2010	3,000		11.35300
4/30/2010	500	-	10.93980
5/10/2010	250	-	10.49984
5/10/2010	250	-	10.49984
5/10/2010	1,000		10.60000
5/11/2010	4,000		10.64050
5/12/2010	3,000		11.15310
5/13/2010	1,000		11.04870
5/13/2010	2,000		11.04870
5/13/2010	2,000		11.04870
5/17/2010	500		10.49980
5/17/2010	500	-	10.73980
5/17/2010	1,000		10.49980
5/17/2010	2,000		10.42100
5/18/2010	2,500		10.88700
5/19/2010	2,500		10.50790
5/20/2010	600	-	9.77313
5/20/2010	6,000		9.64830
5/21/2010	5,000		9.21170
5/26/2010	4,000		8.75750
5/28/2010	300		9.02420
5/28/2010	3,000		9.02420
6/3/2010	100		8.68900
6/3/2010	900		8.68900
6/4/2010	600		8.17330
6/4/2010	3,000		8.05360
6/7/2010	500		8.11420
6/7/2010	9,000		8.11420
6/9/2010	5,000		7.87130
6/10/2010	5,000		7.97180
6/14/2010	5,000		8.56730
6/14/2010	1,000		8.62000
6/14/2010	3,000		8.62420
6/15/2010	1,000	-	8.40085
6/16/2010	2,000		8.10250
6/16/2010	4,000		8.10880
6/17/2010	5,000		7.87380
6/17/2010	500		8.00000
6/17/2010	1,000		8.00000
6/18/2010	5,000		8.02370
6/18/2010	3,000		8.02750
6/18/2010	2,500		8.09120
6/18/2010	200		8.02750
6/18/2010	100		8.02750
6/18/2010	400		8.02750
6/18/2010	400		8.02750
6/18/2010	400		8.02750
6/18/2010	400		8.02750
6/18/2010	100		8.02750
6/18/2010	5,000		8.02750
6/18/2010	3,000		8.08700
6/21/2010	15,000		7.98000
6/21/2010	300	-	8.09533
6/21/2010	2,000		8.01200
6/21/2010	2,500		8.01200
6/21/2010	500	-	8.09536
6/21/2010	2,000		8.05000
6/21/2010	300	-	8.09533
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	3,000		8.04600
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	400	-	8.05108
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	300	-	8.05107
6/21/2010	300	-	8.05107
6/21/2010	300	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	1,000	-	8.05106
6/21/2010	600	-	8.05107
6/21/2010	600	-	8.05107
6/21/2010	1,000		8.01200
6/21/2010	1,000		8.01200
6/21/2010	1,000		8.01200
6/21/2010	2,000		8.01200
6/21/2010	3,000		8.01200
6/21/2010	5,000		8.01610
6/22/2010	4,000		8.02000
6/22/2010	2,500		7.99000
6/22/2010	3,000		7.99000
6/22/2010	3,000		7.99000
6/22/2010	2,000		7.99000
6/22/2010	1,000		7.99000
6/22/2010	5,000		8.02000
6/23/2010	500	-	8.08966
6/23/2010	1,500	-	8.08966
6/23/2010	500	-	8.08966
6/23/2010	300	-	8.08963
6/23/2010	700	-	8.08966
6/23/2010	300	-	8.08963
6/23/2010	500	-	8.08966
6/23/2010	1,500	-	8.08966
6/23/2010	1,000		7.98000
6/24/2010	600	-	8.16365
6/24/2010	1,000	-	8.16366
6/25/2010	2,000		8.35000
6/28/2010	590	-	8.24836
6/28/2010	590		7.99000
6/28/2010	3,000		8.29870
6/28/2010	4,000		8.22950
6/28/2010	1,000		8.19550
6/28/2010	2,000		8.19550
6/28/2010	3,000		8.19550
6/29/2010	12,000		8.18790
6/29/2010	3,000		8.09880
6/29/2010	1,000		8.09880
6/29/2010	1,000		8.09880
6/29/2010	1,000		8.09880
6/29/2010	2,000		8.09880
6/30/2010	13,000		8.14830
6/30/2010	1,000		8.20600
6/30/2010	2,000		8.19250
6/30/2010	15,000		8.18000
7/1/2010	2,000		7.90000
7/1/2010	3,000		7.87030
7/1/2010	2,500		7.88990
7/1/2010	1,200		7.97120
7/1/2010	3,000		7.92000
7/1/2010	3,000		7.97120
7/1/2010	2,000		7.97120
7/1/2010	3,000		7.97120
7/1/2010	1,000		7.97120
7/1/2010	500	-	8.06986
7/1/2010	1,000		8.09000
7/1/2010	400		8.09000
7/1/2010	300		8.09000
7/1/2010	2,000		7.97120
7/2/2010	2,000		8.08500
7/2/2010	1,000		8.12150
7/2/2010	1,000		8.12150
7/6/2010	500		7.98000
7/6/2010	1,000		8.10800
7/6/2010	6,000		8.03900
7/6/2010	4,000		8.03900
7/6/2010	1,000		8.07300
7/6/2010	600	-	8.18985
7/6/2010	1,000		8.07300
7/8/2010	20,000		8.11710
7/8/2010	25,000		8.07480
7/9/2010	15,000		8.13880
7/9/2010	8,000		8.19630
7/9/2010	5,000		8.15000
7/12/2010	5,000		8.11900
7/13/2010	1,000		8.44000
7/13/2010	1,000		8.44000
7/13/2010	1,000		8.38700
7/13/2010	185		8.38703
7/14/2010	600		8.57860
7/14/2010	10,000		8.57860
7/14/2010	10,000		8.57860
7/15/2010	5,000		8.37460
7/16/2010	30,000		8.10570
7/16/2010	6,000		8.10570
7/16/2010	6,000		8.17930
7/16/2010	4,000		8.17930
7/16/2010	4,000		8.17930
7/19/2010	295		8.09919
7/19/2010	90		8.09922
7/19/2010	65		8.09923
7/19/2010	50		8.09920
7/19/2010	100		8.02000
7/20/2010	5,000		8.42000
7/20/2010	5,000		8.34920
7/20/2010	2,000		8.27350
7/21/2010	2,000		8.30100
7/21/2010	1,000		8.26000
7/22/2010	300		8.18000
7/22/2010	4,000		8.49450
7/22/2010	10,000		8.34240
7/23/2010	4,700		8.08590
7/23/2010	3,000	-	8.25016
7/26/2010	500		8.31720
7/26/2010	2,000		8.31720
7/27/2010	3,000		8.24930
7/28/2010	1,000		8.02000
7/28/2010	6,000		8.12000
7/28/2010	4,000		8.12000
7/29/2010	600		8.10900
7/29/2010	4,000		8.10900
7/29/2010	3,000		8.10900
7/29/2010	2,000		8.13000
7/30/2010	800		8.07760
7/30/2010	3,000		8.12733
7/30/2010	4,400		8.07760
7/30/2010	15,000		7.91000
7/30/2010	6,000		8.07390
7/30/2010	4,000		8.07390
8/2/2010	6,000		7.98000
8/2/2010	2,000		8.05390
8/2/2010	5,000		8.05390
8/2/2010	3,000		8.05390
8/2/2010	2,000		8.05390
8/3/2010	2,000		8.01560
8/3/2010	2,000		8.00000
8/3/2010	5,000		8.01560
8/4/2010	2,000		8.12850
8/5/2010	3,000		8.08520
8/5/2010	500		8.08000
8/5/2010	500		8.05000
8/5/2010	600		8.08520
8/5/2010	500		8.08520
8/5/2010	500		8.08520
8/5/2010	5,000		8.08520
8/5/2010	1,500		8.08000
8/9/2010	5,000		7.80910
8/9/2010	1,000		7.80910
8/9/2010	1,000		7.80910
8/10/2010	300	-	7.93983
8/11/2010	500		7.95000
8/11/2010	3,000		7.92330
8/12/2010	1,200		7.80130
8/13/2010	3,800		7.80000
8/13/2010	2,500		7.72720
8/16/2010	500		7.64380
8/16/2010	1,000		7.64380
8/16/2010	500		7.64380
8/16/2010	1,500		7.71990
8/16/2010	1,000		7.64380
8/16/2010	500		7.64380
8/17/2010	3,000		7.72830
8/17/2010	1,000		7.74000
8/17/2010	1,000		7.79990
8/18/2010	5,800		7.57650
8/18/2010	5,000		7.57650
8/19/2010	1,500		7.52667
8/19/2010	3,000		7.52000
8/19/2010	2,000		7.52000
8/19/2010	4,200		7.42190
8/19/2010	3,000		7.42190
8/19/2010	500		7.42190
8/20/2010	3,000		6.89330
8/23/2010	3,000		6.77000
8/23/2010	1,400		6.88000
8/23/2010	3,000		6.88000
8/23/2010	2,000		6.93000
8/25/2010	200		6.53750
8/25/2010	400		6.53740
8/25/2010	500		6.53000
8/25/2010	400		6.54778
8/25/2010	400		6.53740
8/25/2010	1,000		6.54700
8/27/2010	5,000		6.41000
8/30/2010	2,000	-	6.23979
8/30/2010	2,000		6.41450
8/31/2010	5,500		6.44000
8/31/2010	4,000		6.39980
8/31/2010	5,000		6.46530
8/31/2010	3,000		6.42700
8/31/2010	5,000		6.42700
8/31/2010	4,000		6.42700
8/31/2010	2,000		6.40610
8/31/2010	300		6.44000
9/1/2010	1,000		6.43000
9/1/2010	5,000		6.43070
9/3/2010	600		6.92990
9/3/2010	3,000		7.06970
9/7/2010	3,000		7.09000
9/7/2010	300	-	7.11177
9/7/2010	600	-	6.86188
9/7/2010	300	-	6.86187
9/7/2010	500	-	6.86188
9/7/2010	4,000		7.06990
9/7/2010	5,000		7.07000
9/8/2010	1,000	-	7.09738
9/8/2010	3,000	-	7.09738
9/9/2010	1,000		7.31370
9/9/2010	1,000		7.31370
9/9/2010	1,000		7.31370
9/9/2010	1,000		7.31370
9/9/2010	500		7.31370
9/9/2010	1,000		7.31370
9/10/2010	1,400		7.30500
9/10/2010	3,000		7.37020
9/10/2010	1,000		7.41970
9/10/2010	1,000		7.37020
9/10/2010	1,000		7.37020
9/10/2010	1,500		7.37020
9/10/2010	500		7.37020
9/10/2010	1,000		7.37020
9/10/2010	3,000		7.38700
9/10/2010	1,000		7.37020
9/10/2010	3,000		7.37020
9/10/2010	1,000		7.37020
9/10/2010	1,000		7.37020
9/10/2010	10,000		7.37020
9/10/2010	1,000		7.38990
9/13/2010	4,600		7.66260
9/13/2010	3,000		7.76760
9/13/2010	1,000	-	7.64987
9/13/2010	500	-	7.56486
9/13/2010	1,000		7.65540
9/13/2010	1,000		7.65540
9/13/2010	2,200		7.65540
9/13/2010	1,000		7.65540
9/13/2010	1,000		7.65540
9/13/2010	1,000		7.65540
9/13/2010	1,000		7.65540
9/13/2010	2,500		7.66660
9/13/2010	3,000		7.65540
9/13/2010	1,500	-	7.65344
9/13/2010	500		7.68990
9/13/2010	800		7.65540
9/13/2010	1,000	-	7.56487
9/13/2010	1,000	-	7.56487
9/13/2010	2,000		7.65540
9/13/2010	1,000		7.56000
9/13/2010	3,000		7.65540
9/13/2010	3,000		7.65540
9/14/2010	5,000		7.76990
9/14/2010	4,000		7.73050
9/14/2010	1,000		7.73050
9/14/2010	1,000		7.73050
9/14/2010	1,000		7.73050
9/14/2010	3,000		7.73050
9/15/2010	5,000		7.85110
9/15/2010	2,000		7.67000
9/16/2010	7,200		7.67650
9/16/2010	1,000		7.77160
9/16/2010	1,000		7.67140
9/16/2010	295		7.65990
9/16/2010	90		7.65989
9/16/2010	70		7.65986
9/16/2010	45		7.66000
9/16/2010	1,000		7.62430
9/16/2010	1,000		7.62430
9/16/2010	1,000		7.62430
9/16/2010	3,000	-	7.57887
9/16/2010	1,000		7.62430
9/16/2010	900		7.77160
9/16/2010	500		7.62430
9/16/2010	500		7.62430
9/16/2010	1,000		7.62430
9/16/2010	1,000		7.62430
9/17/2010	7,000		7.69990
9/17/2010	2,500		7.98700
9/17/2010	600		7.92290
9/17/2010	5,000		7.92290
9/17/2010	200		8.02750
9/17/2010	2,000		7.92290
9/17/2010	600		7.92290
9/17/2010	600		7.92290
9/17/2010	1,000		7.92290
9/17/2010	2,000		7.92290
9/17/2010	1,000		7.92290
9/17/2010	3,000		7.92290
9/17/2010	3,000		7.92290
9/17/2010	1,000		7.92290
9/17/2010	3,000		7.92290
9/17/2010	1,000		7.92290
9/17/2010	200		7.92290
9/17/2010	1,000		7.92290
9/17/2010	800		7.92290
9/17/2010	700		7.92290
9/17/2010	1,000		7.92290
9/17/2010	800		7.92290
9/17/2010	750		7.95791
9/17/2010	750		7.95791
9/17/2010	1,000		7.92290
9/17/2010	500		7.92290
9/17/2010	1,000		7.92290
9/17/2010	600		7.92290
9/17/2010	1,000		7.92290
9/17/2010	1,000		7.92290
9/17/2010	1,000		7.92290
9/17/2010	1,500		7.92290
9/17/2010	800		7.98700
9/17/2010	3,000		7.92290
9/17/2010	1,000		8.02940
9/17/2010	400		8.00000
9/17/2010	400		8.00000
9/17/2010	400		8.00000
9/17/2010	600		8.00000
9/17/2010	100		8.00000
9/17/2010	1,000		7.92290
9/17/2010	2,000		7.92290
9/17/2010	400		7.92290
9/17/2010	3,000		7.92290
9/17/2010	800		7.98700
9/17/2010	1,500		7.92290
9/20/2010	3,000		8.50000
9/20/2010	20,000		8.39360
9/20/2010	800		8.32630
9/20/2010	1,000		8.32630
9/20/2010	500		8.32630
9/20/2010	300		8.32630
9/20/2010	1,000		8.32630
9/20/2010	1,000		8.32630
9/20/2010	1,000		8.32630
9/20/2010	1,500		8.32630
9/20/2010	600		8.32630
9/20/2010	600		8.32630
9/20/2010	800		8.32630
9/20/2010	2,500	-	8.28296
9/20/2010	400		8.32630
9/20/2010	1,000		8.32630
9/20/2010	600	-	8.37315
9/20/2010	500		8.32630
9/20/2010	1,000		8.32630
9/20/2010	1,000		8.32630
9/20/2010	600		8.32630
9/20/2010	1,000		8.32630
9/21/2010	14,800		8.48640
9/21/2010	1,200		8.32020
9/21/2010	2,000		8.32020
9/21/2010	2,000		8.32020
9/21/2010	2,000		8.32020
9/21/2010	1,500		8.32020
9/21/2010	3,000		8.50200
9/21/2010	2,000	-	8.44206
9/21/2010	1,600		8.32020
9/21/2010	1,600		8.35520
9/21/2010	300	-	8.44203
9/21/2010	1,000		8.32020
9/21/2010	1,500		8.32020
9/22/2010	5,000		8.08340
9/22/2010	500	-	8.06986
9/22/2010	2,000		8.08340
9/22/2010	500		8.08340
9/22/2010	2,000		8.08340
9/22/2010	3,000	-	8.09416
9/22/2010	2,000		8.08340
9/22/2010	2,000		8.08340
9/22/2010	1,000		8.08340
9/22/2010	2,000		8.08340
9/23/2010	6,000		7.93800
9/23/2010	4,000		7.93800
9/23/2010	1,000		7.82720
9/23/2010	5,000	-	7.94166
9/23/2010	600	-	7.94165
9/23/2010	1,000		7.82720
9/23/2010	2,000		7.82720
9/23/2010	500		7.82720
9/23/2010	2,500		7.98800
9/23/2010	5,000		7.88780
9/23/2010	3,000		7.93800
9/24/2010	1,000	-	8.35385
9/24/2010	500	-	8.35384
9/24/2010	4,500		8.15150
9/24/2010	1,000	-	8.35385
9/24/2010	2,000		8.15150
9/24/2010	500		8.15150
9/27/2010	1,000		8.13140
9/27/2010	1,000		8.13140
9/27/2010	1,000		8.13140
9/27/2010	500		8.13140
9/27/2010	500		8.13140
9/27/2010	100		8.13140
9/27/2010	100		8.13140
9/27/2010	100		8.13140
9/27/2010	100		8.13140
9/27/2010	100		8.13140
9/28/2010	200	-	8.25235
9/28/2010	1,000		8.15000
9/28/2010	400	-	8.19985
9/28/2010	600	-	8.19987
9/28/2010	400	-	8.18658
9/28/2010	400	-	8.19985
9/30/2010	3,000	-	8.54985
10/1/2010	1,000	-	8.66695
10/1/2010	800	-	8.62045
10/1/2010	1,000		8.64940
10/1/2010	3,000	-	8.66695
10/1/2010	800	-	8.66695
10/4/2010	400	-	8.35385
10/5/2010	1,000	-	8.80685
10/6/2010	2,652		8.94620
10/6/2010	1,000		8.94620
10/6/2010	1,000		8.94620
10/7/2010	1,000	-	9.00944
10/7/2010	1,000	-	9.00944
10/7/2010	1,000	-	9.00944
10/7/2010	1,000	-	9.00944
10/8/2010	200		8.98000
10/8/2010	200		8.98000
10/11/2010	3,000		9.12300
10/11/2010	1,000		9.12300
10/15/2010	1,000	-	9.36714
10/15/2010	500	-	9.36714
10/19/2010	600	-	9.05063
10/19/2010	1,500	-	9.05065
10/19/2010	1,000	-	9.05064
10/19/2010	500	-	9.05064
10/19/2010	500	-	9.05064
10/19/2010	500	-	9.05064
10/19/2010	400	-	9.05063
10/20/2010	600	-	9.03023
10/20/2010	1,000	-	9.03024
10/20/2010	1,000	-	9.03024
10/20/2010	200	-	9.03020
10/20/2010	800	-	9.03024
10/20/2010	1,000	-	9.03024
10/20/2010	800	-	9.03024
10/20/2010	1,000	-	9.03024
10/20/2010	500	-	9.03024
10/20/2010	1,000	-	9.03024
10/20/2010	600	-	9.03023
10/20/2010	1,000	-	9.03024
10/20/2010	1,000	-	9.03024
10/20/2010	1,500	-	9.03025
10/20/2010	800	-	9.11994
10/20/2010	2,090		8.97630
10/20/2010	1,400		8.97630
10/20/2010	3,000		9.00750
10/20/2010	400	-	9.16985
10/20/2010	600	-	9.03658
10/20/2010	2,000	-	9.03025
10/20/2010	1,500	-	9.03025
10/21/2010	5,000		9.33320
10/21/2010	2,500	-	9.17784
10/21/2010	200	-	9.15380
10/21/2010	400	-	9.09985
10/21/2010	400	-	9.14985
10/21/2010	300	-	9.09983
10/21/2010	1,200		9.23170
10/21/2010	800	-	9.11235
10/25/2010	1,000	-	9.62263
10/25/2010	3,710		9.50880
10/25/2010	2,400		9.50880
10/25/2010	1,000	-	9.62263
10/25/2010	3,000		9.51010
10/26/2010	3,000		9.36000
10/26/2010	1,000	-	9.41864
10/26/2010	4,000	-	9.41864
10/27/2010	1,000		9.18400
10/27/2010	300		9.18400
10/27/2010	200		9.18400
10/27/2010	200		9.18400
10/27/2010	100		9.18400
10/27/2010	100		9.18400
10/27/2010	100		9.18400
10/27/2010	100		9.18400
10/27/2010	100		9.18400
10/27/2010	1,000		9.18400
10/28/2010	600	-	8.96703
10/28/2010	66	-	8.96712
11/1/2010	2,000	-	8.64775
11/2/2010	500	-	8.99594
11/2/2010	1,000	-	8.99594
11/2/2010	1,000	-	8.99594
11/2/2010	1,000	-	8.99594
11/3/2010	2,000	-	9.17794
11/3/2010	1,000		9.13970
11/5/2010	1,500		9.88000
11/5/2010	1,000	-	9.84383
11/5/2010	1,000	-	9.84383
11/5/2010	1,000	-	9.84383
11/5/2010	1,000	-	9.84383
11/5/2010	1,500		9.72260
11/5/2010	3,000		9.85160
11/8/2010	1,000		9.70800
11/8/2010	4,000		9.70800
11/9/2010	1,000		9.88800
11/9/2010	1,500		9.88260
11/10/2010	3,500		9.71810
11/10/2010	500	-	9.95982
11/10/2010	700		9.71810
11/15/2010	5,072		9.97720
11/15/2010	28,228		9.97040
11/15/2010	800	-	10.00233
11/16/2010	1,000		9.44000
11/16/2010	11,000		9.57730
11/17/2010	500	-	9.51982
11/18/2010	15,000		9.73730
11/19/2010	1,000	-	9.63073
11/19/2010	600	-	9.63073
11/19/2010	600	-	9.63073
11/22/2010	3,700		9.84000
11/22/2010	5,000	-	9.85093
11/22/2010	1,500		9.83720
11/22/2010	1,000		9.83720
11/22/2010	1,000	-	9.93803
11/22/2010	1,000	-	9.93803
11/22/2010	1,000		9.83720
11/22/2010	800		9.79000
11/22/2010	100		9.79000
11/22/2010	100		9.79000
11/22/2010	2,500		9.85199
11/22/2010	20,000		9.83720
11/22/2010	3,000		9.83720
11/22/2010	1,000		9.84700
11/22/2010	3,000		9.83720
11/23/2010	5,000	-	9.80853
11/23/2010	5,000		9.88740
11/23/2010	3,000		9.90840
11/23/2010	2,000		9.90840
11/23/2010	3,000		9.88740
11/23/2010	1,000		9.88740
11/24/2010	5,000		9.95550
11/24/2010	1,000		9.94400
11/24/2010	5,000		9.97960
11/24/2010	1,000		9.99000
11/24/2010	1,000		9.97960
11/24/2010	1,000		9.97960
11/24/2010	1,000		9.97960
11/24/2010	1,000		9.97960
11/24/2010	30,000		9.97960
11/26/2010	3,000		9.90550
11/26/2010	1,000		9.96000
11/26/2010	500		9.90550
11/26/2010	3,000		9.93520
11/26/2010	2,000		9.93520
11/26/2010	500		9.90550
11/29/2010	5,000		9.82000
11/29/2010	500		9.90200
11/29/2010	700	-	9.76083
11/29/2010	300	-	9.76083
11/29/2010	12,000		9.82000
11/29/2010	382		9.86000
11/29/2010	3,000		9.80000
11/29/2010	1,000		9.80000
11/30/2010	5,000		9.71450
11/30/2010	3,000		9.71450
11/30/2010	3,000		9.72140
11/30/2010	1,000	-	9.59283
11/30/2010	5,000		9.71450
12/1/2010	3,000		9.99990
12/1/2010	2,500		9.99340
12/1/2010	1,204		10.00001
12/1/2010	3,000		9.99340
12/1/2010	2,500		9.99340
12/1/2010	1,000		9.99340
12/1/2010	2,000		9.99340
12/1/2010	1,000		9.99340
12/1/2010	500		10.02200
12/1/2010	2,000		9.99340
12/1/2010	3,000		9.99340
12/1/2010	2,500		9.99340
12/1/2010	3,000		9.99340
12/1/2010	5,000		9.99340
12/2/2010	4,000		10.02370
12/2/2010	3,000		10.04000
12/2/2010	512		10.00000
12/3/2010	500		10.08970
12/3/2010	1,000		10.08970
12/3/2010	1,000		10.09750
12/3/2010	1,000		10.18650
12/3/2010	1,000		10.18650
12/3/2010	2,000	-	10.21983
12/3/2010	1,988		9.99700
12/3/2010	4,000		10.18650
12/6/2010	500		10.17000
12/7/2010	4,000		10.46190
12/8/2010	1,000		10.50000
12/9/2010	3,000	-	10.54712
12/10/2010	3,000		10.75200
12/13/2010	3,000	-	10.75112
12/13/2010	1,000		10.77340
12/13/2010	1,000	-	10.75111
12/13/2010	1,000	-	10.75111
12/13/2010	1,000	-	10.75111
12/13/2010	500	-	10.72030
12/13/2010	3,000		10.77340
12/14/2010	1,000	-	10.60552
12/14/2010	1,000		10.44970
12/14/2010	7,000	-	10.52202
12/14/2010	1,000		10.51200
12/15/2010	2,500		10.62280
12/15/2010	500	-	10.45902
12/15/2010	3,000		10.44670
12/16/2010	2,000		10.51500
12/16/2010	575	-	10.47450
12/16/2010	735	-	10.47450
12/17/2010	1,000		10.46000
12/20/2010	2,500		9.97240
12/20/2010	9,000		10.02080
12/21/2010	5,000		10.04680
12/21/2010	7,796		10.00000
12/21/2010	1,000	-	9.98783
12/21/2010	1,000		10.10400
12/21/2010	1,000		10.10400
12/22/2010	1,000		9.95600
12/22/2010	1,200		9.99900
12/22/2010	3,000		10.07220
12/23/2010	3,000		10.00000
12/27/2010	10,000		9.99610
12/27/2010	3,000		10.00000
12/27/2010	1,000	-	9.92683
12/27/2010	1,000		10.00000
12/27/2010	1,000		9.93900
12/27/2010	500	-	9.92682
12/28/2010	5,000		9.94600
12/28/2010	4,000		10.01650
12/29/2010	10,000		10.05940
12/31/2010	500	-	9.98982
1/3/2011	15,000		10.01650
1/3/2011	1,000		10.05000
1/7/2011	1,000		9.94500
1/18/2011	5,000		9.82660
1/19/2011	5,000		9.56580
1/19/2011	1,000		9.68800
1/19/2011	1,000		9.68800
1/21/2011	3,000		8.80930
1/21/2011	500	-	8.80332
1/31/2011	6,000		9.17880
2/2/2011	3,000		9.22500
2/3/2011	6,000		9.56030
2/10/2011	5,000		9.57860
2/11/2011	5,000		9.50380
2/14/2011	1,000		9.49550
2/14/2011	3,000		9.49550
2/14/2011	111		9.49550
2/14/2011	111		9.49550
2/14/2011	111		9.49550
2/14/2011	112		9.49554
2/14/2011	111		9.49550
2/14/2011	111		9.49550
2/14/2011	111		9.49550
2/14/2011	111		9.49550
2/14/2011	111		9.49550
2/14/2011	3,000		9.49550
2/15/2011	5,000		9.36000
2/16/2011	5,000		9.51360
2/16/2011	800		9.51000
2/16/2011	200		9.51000
2/16/2011	1,000		9.54600
2/17/2011	1,000		9.96200
2/18/2011	3,000		9.94530
2/22/2011	25,000		9.75440
2/23/2011	500		9.80140
2/23/2011	3,000		9.80140
2/23/2011	900		9.73127
2/23/2011	1,000		9.76030
2/23/2011	500		9.80140
2/28/2011	3,000		10.10820
2/28/2011	3,000		10.07730
2/28/2011	800		10.08550
2/28/2011	200		10.08550
2/28/2011	1,218		10.10820
2/28/2011	2,500		10.10820
2/28/2011	2,000		10.10820
2/28/2011	3,000		10.10820
3/1/2011	10,000		9.83970
3/3/2011	3,000		10.00830
3/3/2011	500		10.00830
3/3/2011	700		10.18000
3/3/2011	800		10.18000
3/3/2011	1,000		10.00830
3/3/2011	3,000		10.19300
3/4/2011	1,300		9.88360
3/4/2011	800		9.90730
3/4/2011	200		9.90730
3/7/2011	35,000		9.86710
3/7/2011	11,000	-	9.75761
3/7/2011	600		10.00000
3/7/2011	400		10.00000
3/17/2011	1,000		9.33200
3/17/2011	1,500		9.33200
3/18/2011	6,000		9.40000
3/18/2011	1,000		9.40000
3/21/2011	1,541		9.67880
3/21/2011	500		9.71730
3/21/2011	1,000		9.71730
3/22/2011	1,000		9.78760
3/22/2011	459		9.68000
3/23/2011	3,000		9.67210
3/23/2011	500		9.70030
3/23/2011	1,500		9.70030
3/25/2011	500		9.46990
3/28/2011	16,800		9.36000
3/28/2011	3,000		9.42190
3/28/2011	15,000		9.42190
3/29/2011	3,000		9.50380
3/30/2011	8,200		9.98340
3/30/2011	5,000		9.78630
3/31/2011	3,000		9.92700
4/1/2011	10,000		9.97000
4/1/2011	2,500		9.99000
4/4/2011	500	-	10.15210
4/4/2011	500	-	10.15210
4/4/2011	5,000		10.05780
4/4/2011	1,000		10.16370
4/4/2011	2,500		10.16370
4/4/2011	3,000		10.25640
4/4/2011	1,500		10.00000
4/5/2011	3,000		10.31780
4/5/2011	3,000		10.31780
4/7/2011	15,000		10.67520
4/7/2011	5,000		10.67640
4/7/2011	3,000		10.63000
4/7/2011	5,000		10.68390
4/8/2011	5,000		10.42040
4/11/2011	1,000		10.10320
4/11/2011	3,000		10.10320
4/11/2011	1,000		10.10320
4/12/2011	1,000		9.96000
4/15/2011	1,000		9.91000
4/15/2011	3,000		9.94470
4/15/2011	500		9.94472
4/18/2011	11,900		9.99380
4/19/2011	13,800		9.93230
4/20/2011	6,000	-	9.95990
4/20/2011	4,300		10.01300
5/3/2011	1,000	-	10.79010
5/3/2011	1,000	-	10.66600
5/23/2011	800	-	10.01000
5/31/2011	5,000		10.49660
6/3/2011	500	-	9.76000
6/7/2011	777	-	10.22000
6/7/2011	777	-	10.22000
6/9/2011	1,223	-	10.25020
6/9/2011	1,223	-	10.25020
6/10/2011	1,000	-	9.96190
6/16/2011	500	-	10.22000
6/16/2011	500	-	10.22000
7/1/2011	300		10.81330
7/1/2011	5,000		10.62350
7/5/2011	1,200		10.77470
7/5/2011	5,000		10.79480
7/8/2011	1,000		11.17080
7/8/2011	300		11.17080
7/11/2011	11,875		11.27368
7/11/2011	1,000		11.32240
7/11/2011	700		11.32240
7/11/2011	2,000		11.32240
7/11/2011	500		11.32240
7/11/2011	2,500		11.32240
7/11/2011	2,000		11.32240
7/11/2011	2,000		11.32240
7/11/2011	2,500		11.32240
7/11/2011	1,500		11.24740
7/11/2011	2,000		11.32240
7/11/2011	2,500		11.32240
7/11/2011	2,000		11.32240
7/11/2011	600		11.23760
7/11/2011	800		11.32240
7/11/2011	2,000		11.32240
7/12/2011	1,000	-	11.52000
7/12/2011	10,000		11.56030
7/13/2011	5,000		11.80820
7/13/2011	500		11.83630
7/13/2011	1,000		11.83630
7/13/2011	1,000		11.90000
7/14/2011	500		11.79600
7/15/2011	10,200		11.79410
7/18/2011	800	-	11.43250
7/19/2011	3,000		11.62300
7/20/2011	1,000	-	11.59070
7/20/2011	500	-	11.59072
7/21/2011	500	-	12.16240
7/21/2011	3,000	-	12.18690
7/21/2011	800	-	12.16240
7/25/2011	500	-	12.16250
7/25/2011	1,000	-	12.16250
7/25/2011	1,000	-	12.16250
7/25/2011	500	-	12.16250
7/25/2011	1,000		12.12990
7/27/2011	800	-	12.01250
7/29/2011	1,000	-	11.96140
7/29/2011	500	-	11.96140
8/1/2011	1,000	-	11.98100
8/1/2011	1,000	-	11.98100
8/2/2011	500	-	11.75002
8/3/2011	500	-	11.75000
8/4/2011	1,000	-	11.66100
8/5/2011	3,000	-	11.37680
8/5/2011	3,000	-	11.37680
8/10/2011	1,000	-	10.70000
8/10/2011	1,000	-	10.70000
8/15/2011	1,000		10.92990
8/22/2011	1,000		9.65990
8/22/2011	400		9.72000
8/23/2011	8,000	-	9.57020
8/24/2011	5,000	-	10.03000
8/24/2011	4,000	-	10.03000
8/24/2011	3,000	-	10.03000
8/26/2011	1,000		9.93630
8/26/2011	1,000		9.93630
8/26/2011	500		9.91800
8/29/2011	1,000		10.32990
8/30/2011	600	-	10.70000
8/31/2011	1,000	-	10.94010
8/31/2011	500	-	10.83762
9/20/2011	500	-	11.16600
9/23/2011	1,000		9.93990
9/29/2011	5,300		9.93000
10/3/2011	300	-	9.73000
10/5/2011	1,000		10.78480
10/6/2011	500	-	10.90000
10/10/2011	500	-	11.36810
10/11/2011	500	-	11.44800
10/11/2011	2,000		11.33380
10/12/2011	4,000	-	11.53010
10/12/2011	1,000		11.53280
10/12/2011	4,000		11.64890
10/13/2011	2,500	-	11.56800
10/13/2011	2,500		11.61440
10/14/2011	1,500	-	11.89090
10/14/2011	1,500		11.92930
10/26/2011	1,500		11.75000
10/26/2011	1,500		11.75000
10/26/2011	3,000		11.76730
10/26/2011	600		11.75450
10/26/2011	500		11.75450
10/27/2011	500	-	12.20400
11/1/2011	1,500	-	11.90020
11/7/2011	500	-	12.90010
11/7/2011	400	-	12.80000
11/11/2011	1,000	-	13.24610
11/23/2011	800	-	11.19910
11/23/2011	300	-	11.19910
11/29/2011	1,000		10.98170
11/29/2011	700		10.98170
11/30/2011	500		11.83000
11/30/2011	1,000		11.79000
12/1/2011	1,000	-	11.93062
12/1/2011	200	-	11.93040
12/5/2011	1,500	-	12.52000
12/6/2011	1,200	-	12.58000
12/6/2011	1,200	-	12.58000
12/8/2011	200		12.55700
12/8/2011	200		12.55700
12/8/2011	3,000		12.52000
12/8/2011	1,000		12.55700
12/8/2011	1,000		12.55700
12/12/2011	4,000		12.70530
12/12/2011	300		12.70530
12/16/2011	1,000	-	12.77010
12/16/2011	800	-	12.79090
12/19/2011	1,500	-	13.04000
12/20/2011	300		12.88000
12/21/2011	3,700	-	13.00700
12/22/2011	400	-	13.11000
12/27/2011	1,000	-	13.07100
12/27/2011	600		13.19000
12/29/2011	400	-	12.50020
12/29/2011	400	-	12.50020
12/29/2011	2,500		12.65000
12/29/2011	400		12.51290
12/29/2011	400		12.51290
1/3/2012	1,200	-	12.63690
1/3/2012	2,500		12.63600
1/4/2012	1,000		12.70000
1/5/2012	1,000		12.64490
1/6/2012	3,000		12.61470
1/10/2012	1,000	-	12.41400
1/11/2012	500		12.54000
1/13/2012	400		12.53820
1/13/2012	1,000		12.53820
1/13/2012	2,000		12.44900
1/17/2012	600	-	12.55002
1/17/2012	1,500		12.65000
1/18/2012	1,000		12.78000
1/19/2012	800	-	12.67130
1/20/2012	500	-	13.00800
1/27/2012	500	-	13.24800
1/30/2012	1,000	-	13.07900
1/30/2012	2,000		12.96000
1/31/2012	1,500	-	13.08470
1/31/2012	1,000		13.15830
1/31/2012	3,000		13.09000
2/6/2012	1,000	-	13.49900
2/7/2012	3,000	-	13.75130
2/8/2012	10,000		13.75000
2/13/2012	1,000	-	13.49999
2/21/2012	600	-	14.14030
2/21/2012	1,000	-	14.14030
2/21/2012	200		13.85000
2/22/2012	3,000		13.88410
2/22/2012	300		13.79000
2/23/2012	1,500		13.94400
2/27/2012	1,000	-	13.64400
2/28/2012	500	-	13.64830
3/1/2012	1,000		13.56200
3/5/2012	100	-	13.00000

SPECIAL INSTRUCTIONS

Please review this proxy statement and the enclosed materials carefully.  YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY TO GAMCO, ONE CORPORATE CENTER, RYE, NEW YORK 10580.

2.
If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the BLUE proxy card as soon as possible.

3.	After signing and returning the enclosed BLUE proxy card, we urge you NOT to return Myers's WHITE proxy card because only your latest dated proxy card will be counted.

4.
If you have previously signed and returned a WHITE proxy card to Myers, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Myers by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2012 Annual Meeting and voting in person (although attendance at the 2012 Annual Meeting will not in and of itself constitute revocation of a proxy), or (ii) delivering a written notice of revocation. The written notice of revocation may be delivered either to GAMCO, One Corporate Center, Rye, New York 10580, or to the Corporate Secretary of the Company at 1293 South Main Street, Akron, Ohio 44301, or any other address provided by the Company.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your
Shares, please contact us:

GAMCO Asset Management Inc.
One Corporate Center
Rye, New York 10580
(800) 422-3554

PRELIMINARY PROXY SOLICITED BY GAMCO – Subject to Completion

COMMON

THIS PROXY IS NOT BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MYERS INDUSTRIES, INC.

2012 Annual Meeting of Shareholders of Myers Industries, Inc.

The undersigned hereby appoints George Maldonado as proxy for the undersigned, with full power of substitution, and authorizes him to represent and vote, as designated, all of the Shares of Common Stock of Myers Industries, Inc. (the "Company" or "Myers") that the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Shareholders of Myers, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the "2012 Annual Meeting"). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR the election of each of the two Nominees; FOR the ratification of the Board’s appointment of the Accountants as the independent registered public accounting firm of the Company for fiscal 2012; and AGAINST the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers. In addition, a BLUE proxy card will be voted in the proxy holder’s discretion with respect to such other matters as may properly come before the meeting.

THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

-----------------------------------------------------------------------

PRELIMINARY PROXY SOLICITED BY GAMCO

2012 Annual Meeting of Shareholders of Myers Industries, Inc.

PARTICIPANTS

GAMCO ASSET MANAGEMENT INC.
MARIO J. GABELLI
RICHARD L. BREADY
ROBERT S. PRATHER, JR.

YOUR VOTE IS IMPORTANT

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY:

Please take a moment now to vote your Shares of Myers Industries, Inc.
Common Stock for the upcoming Annual Meeting of Shareholders

Please sign, date and return the proxy card in the envelope provided.

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

COMMON

GAMCO STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF GAMCO’S NOMINEES LISTED IN PROPOSAL 1.  By voting on the BLUE proxy card, a shareholder will be voting for the two GAMCO Nominees only. The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  There also is no assurance that the Myers’ nominees for election to the Board will serve if elected with any of GAMCO’s nominees.

PROPOSAL 1 --	TO ELECT RICHARD L. BREADY AND ROBERT S. PRATHER, JR. TO THE BOARD.

FOR ALL NOMINEES [ ]
WITHHOLD FROM ALL NOMINEES [ ]
FOR ALL EXCEPT [ ]

 GAMCO intends to use this proxy to vote FOR Messrs. Bready and Prather.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR GAMCO NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME OF THE NOMINEE YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING GAMCO NOMINEE.

PROPOSAL 2 --	THE RATIFICATION OF THE BOARD’S APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL 2012.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

GAMCO recommends a vote FOR the ratification of the Board’s appointment of Ernst & Young as the independent registered public accounting firm for the Company for fiscal 2012.

PROPOSAL 3 --	A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

GAMCO recommends a vote AGAINST the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers.

In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the 2012 Annual Meeting.

-----------------------------------------------------------------------

Dated:

-------------------------------
Signature

-------------------------------
Title or Authority

-------------------------------
Signature (if held jointly)
Please sign exactly as name appears
hereon. If Shares are registered in
more than one name, the signature of
all such persons should be provided. A
corporation should sign in its full
corporate name by a duly authorized
officer, stating his or her title.
Trustees, guardians, executors and
administrators should sign in their
official capacity, giving their full
title as such. If a partnership, please
sign in the partnership name by an
authorized person. The proxy card votes
all Shares in all capacities.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

-----------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE WITH VOTING YOUR BLUE PROXY CARD, OR NEED ADDITIONAL COPIES OF GAMCO’S PROXY MATERIAL, PLEASE CALL GAMCO AT THE PHONE NUMBERS LISTED BELOW.

GAMCO ASSET MANAGEMENT INC.

One Corporate Center
Rye, New York 10580

TOLL-FREE (800) 422-3554
-----------------------------------------------------------------------